SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2006

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	07924 (Zip Code)

(Registrant's telephone number, including area code) (908) 221-0100

Item 7.01  Regulation FD Disclosure

        On December 7, the Registrant will give a presentation at the Ryan Beck Investors Conference. The Registrant is filing a copy of that presentation as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Presentation to the Ryan Beck Investors Conference dated December 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2006	SOMERSET HILLS BANCORP By: /s/ Stewart E. McClure, Jr. STEWART E. MCCLURE, JR. President and Chief Executive Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99.1	Presentation to the Ryan Beck Investors Conference dated December 7, 2006